Exhibit 99.1

NEWS

FOR IMMEDIATE RELEASE

SBA COMMUNICATIONS CORPORATION ANNOUNCES RESULTS OF

REAUDIT OF 2001 FINANCIAL STATEMENTS

SBA COMMUNICATIONS CORPORATION (NASDAQ: SBAC); BOCA RATON, FLORIDA, NOVEMBER 10, 2003

As previously reported, SBA Communications Corporation (including its subsidiaries, “SBA” or the “Company”) is required according to SEC rules to restate its financial statements for all periods presented to reflect as discontinued operations the 2003 sale of towers to AAT Communications Corporation (“AAT”) and certain other towers held for sale. In that regard, SBA engaged Ernst & Young LLP, the Company’s independent accountants since 2002, to re-audit the Company’s financial statements for the year ended December 31, 2001.

SBA Communications Corporation will be restating its financial statements for fiscal years 2002 and 2001 to reflect as discontinued operations the sale of towers to AAT and certain other towers held for sale, and to make certain adjustments identified through the audit process primarily related to the accounting for certain business combinations. These adjustments are primarily a result of changes in 2001 to reflect the elimination of net deferred tax liabilities and corresponding goodwill established in connection with certain business combinations, the accounting for earn-out obligations settled in 2002 related to previous business combinations and certain other adjustments. As a result, reported net loss for the year 2002 is expected to be reduced by approximately $24.2 million related to a reduction to the previously reported write-off of goodwill, consisting of a $19.9 million reduction of the cumulative effect of a change in accounting principle and a $4.3 million reduction of asset impairment charges. The effects of the restatements are expected to be as follows for the years ended December 31, 2002 and 2001:

	As Previously Reported(1)	As Restated	As Previously Reported(1)	As Restated
	(in thousands, except per share data)
	2002	2002	2001	2001
Revenues	$240,036	$240,036	$225,141	$225,141

Site leasing gross profit	$74,388	$74,388	$54,777	$54,777

Site development gross profit	$22,568	$22,568	$31,803	$31,203

Total operating expenses	$197,574	$193,323	$132,505	$132,552

Loss from continuing operations before cumulative effect of change in accounting principle	$(188,835)	$(184,584)	$(122,943)	$(123,590)
Loss from discontinued operations	(3,738)	(3,738)	(2,202)	(2,202)

Loss before cumulative effect of change in accounting principle	(192,573)	(188,322)	(125,145)	(125,792)
Cumulative effect of change in accounting principle	(80,592)	(60,674)	—	—

Net loss	$(273,165)	$(248,996)	$(125,145)	$(125,792)

Per Share Data:
Basic and Diluted Loss Per Common Share Amounts:
Loss from continuing operations before cumulative effect of change in accounting principle	$(3.76)	$(3.66)	$(2.59)	$(2.61)
Loss from discontinued operations	(0.07)	(0.07)	(0.05)	(0.05)
Cumulative effect of change in accounting principle	(1.60)	(1.20)	—	—

Net loss per common share	$(5.43)	$(4.93)	$(2.64)	$(2.66)

Weighted average number of common shares(2)	50,308	50,491	47,437	47,321

(1) The “as previously reported” amounts have been adjusted to reflect the impact of discontinued operations and the reclassification of the loss from the early extinguishment of debt in accordance with SFAS 145.

(2) Adjusted to correct the timing of shares issuable under certain earn-out obligations.

Certain adjustments identified in the restatement of the 2002 and 2001 financial statements, primarily those related to the accounting for certain business combinations, also affect the June 30, 2003 and 2002 financial statements previously filed. In addition, the loss on sale of towers previously reported in the second quarter of 2003 will be restated to reflect additional loss associated with tower sale indemnity obligations.

Reported net loss for the six months ended June 30, 2003 will be increased by approximately $11.2 million related to the loss on the AAT tower sale, which is classified as a component of discontinued operations. The sale of the remaining 153 towers sold from July 1, 2003 through October 1, 2003, in the AAT transaction is expected to result in an aggregate gain, net of provisions for purchase price adjustments, of approximately $16 million. The Company expects its cumulative loss on the entire AAT transaction to be approximately $2 million. Reported net loss for the six months ended June 30, 2002 will be reduced by approximately $24.2 million related to a reduction to the previously reported write-off of goodwill, consisting of a $19.9 million reduction of the cumulative effect of a change in accounting principle and a $4.3 million reduction of asset impairment charges. The effects of the restatements related to the applicable six month periods are expected to be as follows:

	As Previously Reported	As Restated	As Previously Reported	As Restated
	(in thousands, except per share data)
	For the six months ended June 30,		For the six months ended June 30,

	2003	2003	2002	2002
Revenues	$102,052	$102,052	$121,842	$121,842

Site leasing gross profit	$41,421	$41,421	$36,332	$36,332

Site development gross profit	$3,718	$3,718	$13,535	$13,535

Total operating expenses	$69,947	$69,947	$134,925	$130,672

Loss from continuing operations before cumulative effect of changes in accounting principles	$(78,193)	$(78,193)	$(128,971)	$(124,718)
Loss from discontinued operations	(11,425)	(22,599)	(1,596)	(1,596)

Loss before cumulative effect of changes in accounting principles	(89,618)	(100,792)	(130,567)	(126,314)
Cumulative effect of changes in accounting principles	(545)	(545)	(80,592)	(60,674)

Net loss	$(90,163)	$(101,337)	$(211,159)	$(186,988)

Basic and Diluted Loss Per Common Share Amounts:
Loss from continuing operations before cumulative effect of changes in accounting principles	$(1.53)	$(1.53)	$(2.60)	$(2.49)
Loss from discontinued operations	(0.22)	(0.44)	(0.03)	(0.03)
Cumulative effect of changes in accounting principles	(0.01)	(0.01)	(1.62)	(1.10r (1.21)

Net loss per common share	$(1.76)	$(1.98)	$(4.25)	$(3.73)

Weighted average number of common shares	51,132	51,132	49,705	50,074

Attached are unaudited restated financial statements for 2002 and 2001. The Company intends to file restated audited financial statements for 2002 and 2001 together with the opinion of Ernst & Young LLP, thereon by means of Form 8-K as soon as practicable. The independent auditors’ report included in the initial issuance of the Company’s 2002 consolidated financial statements contained an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern. The Company does not believe the conditions that raised substantial doubt about whether the Company will continue as a going concern will exist at the time the independent auditor’s report on the 2002 and 2001 financial statements is issued and therefore such report will not contain a “going concern” qualification. Additionally, the Company intends to amend its Form 10-Q for the three and six months ended June 30, 2003.

SBA is a leading independent owner and operator of wireless communications infrastructure in the United States. SBA generates revenue from two primary businesses – site leasing and site development services. The primary focus of the company is the leasing of antenna space on its multi-tenant towers to a variety of wireless service providers under long-term lease contracts. Since it was founded in 1989, SBA has participated in the development of over 20,000 antenna sites in the United States.

For additional information about SBA, please contact Pam Kline, Vice-President-Capital Markets, at (561) 995-7670.

Information Concerning Forward-Looking Statements

This press release includes forward-looking statements including (i) the amount and details of adjustments being made to the Company’s financial statements for the years ended December 31, 2002 and 2001 and for the three and six months ended June 30, 2003 and 2002 and (ii) the Company’s intent to file the full financials as soon as practicable.

These forward-looking statements may be affected by the risks and uncertainties in the Company’s business. This information is qualified in its entirety by cautionary statements and risk factor disclosure contained in the Company’s Securities and Exchange Commission filings, including the Company’s report on Form 10-K filed with the Commission on March 31, 2003. The Company wishes to caution readers that certain important factors may have affected and could in the future affect the Company’s actual results and could cause the Company’s actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company. With respect to the amount and details of any adjustments and the timing of filing such financials, these statements are subject to the completion of final financial statements for the relevant periods. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

SBA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (Restated)

(in thousands, except par values)

	December 31, 2002	December 31, 2001
ASSETS
Current assets:
Cash and cash equivalents	$61,141	$13,904
Accounts receivable, net of allowances of $5,572 and $5,921 in 2002 and 2001, respectively	36,292	56,796
Costs and estimated earnings in excess of billings on uncompleted contracts	10,425	11,333
Prepaid and other current assets	5,129	9,659
Assets held for sale	203,325	214,338

Total current assets	316,312	306,030

Property and equipment, net	940,053	986,063
Deferred financing fees, net	24,517	27,807
Other assets	18,779	22,244
Intangible assets, net	3,704	4,725
Goodwill, net	—	60,674

Total assets	$1,303,365	$1,407,543

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$16,810	$56,293
Accrued expenses	13,943	11,907
Deferred revenue	11,142	10,396
Interest payable	22,919	21,815
Long-term debt, current portion	60,083	365
Billings in excess of costs and estimated earnings on uncompleted contracts	2,362	6,302
Other current liabilities	3,595	2,664
Liabilities held for sale	2,685	2,966

Total current liabilities	133,539	112,708

Long-term liabilities:
Long-term debt	964,199	845,088
Deferred revenue	703	306
Other long-term liabilities	1,434	697

Total long-term liabilities	966,336	846,091

Commitments and contingencies
Shareholders’ equity:
Common stock-Class A par value $.01 (200,000 and 100,000 shares authorized, 45,674 and 43,233 shares issued and outstanding in 2002 and 2001, respectively)	457	432
Common stock-Class B par value $.01 (8,100 shares authorized,5,456 shares issued and outstanding in 2002 and 2001)	55	55
Additional paid-in capital	667,441	663,724
Accumulated deficit	(464,463)	(215,467)

Total shareholders’ equity	203,490	448,744

Total liabilities and shareholders’ equity	$1,303,365	$1,407,543

SBA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)

(in thousands, except per share amounts)

	For the years ended December 31,
	2002	2001
Revenues:
Site leasing	$114,995	$85,406
Site development	125,041	139,735

Total revenues	240,036	225,141

Cost of revenues (exclusive of depreciation and amortization shown below):
Cost of site leasing	40,607	30,629
Cost of site development	102,473	108,532

Total cost of revenues	143,080	139,161

Gross profit	96,956	85,980

Operating expenses:
Selling, general and administrative	34,352	42,103
Restructuring and other charges	47,762	24,399
Asset impairment charges	25,545	—
Depreciation and amortization	85,664	66,050

Total operating expenses	193,323	132,552

Operating loss from continuing operations	(96,367)	(46,572)

Other income (expense):
Interest income	601	7,059
Interest expense, net of amounts capitalized	(54,822)	(47,709)
Non-cash interest expense	(29,038)	(25,843)
Amortization of debt issuance costs	(4,480)	(3,887)
Write-off of deferred financing fees	—	(5,069)
Other	(169)	(76)

Total other expense	(87,908)	(75,525)

Loss from continuing operations before provision for income taxes and cumulative effect of change in accounting principle	(184,275)	(122,097)

Provision for income taxes	(309)	(1,493)

Loss from continuing operations before cumulative effect of change in accounting principle	(184,584)	(123,590)

Loss from discontinued operations, net of income taxes	(3,738)	(2,202)

Loss before cumulative effect of change in accounting principle	(188,322)	(125,792)
Cumulative effect of change in accounting principle	(60,674)	—

Net loss	$(248,996)	$(125,792)

Basic and diluted loss per common share amounts:
Loss from continuing operations before cumulative effect of change in accounting principle	$(3.66)	$(2.61)
Loss from discontinued operations	(0.07)	(0.05)
Cumulative effect of change in accounting principle	(1.20)	—

Net loss per common share	$(4.93)	$(2.66)

Weighted average number of common shares	50,491	47,321

SBA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (Restated)

(in thousands)

	For the years ended December 31,
	2002	2001
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(248,996)	$(125,792)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	85,664	66,050
Non-cash restructuring and other charges	43,438	24,119
Asset impairment charges	25,545	—
Non-cash items reported in discontinued operations (depreciation and amortization)	16,664	12,658
Non-cash compensation expense	2,017	3,326
Provision for doubtful accounts	3,371	2,641
Amortization of original issue discount and debt issuance costs	33,518	29,730
Amortization of deferred gain from derivative	(133)	—
Write-off of deferred financing fees and extinguishment of debt	—	5,069
Cumulative effect of change in accounting principle	60,674	—
Changes in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable	17,133	(3,972)
Costs and estimated earnings in excess of billings on uncompleted contracts	908	3,201
Prepaid and other current assets	1,356	(3,849)
Other assets	(5,674)	2,721
Accounts payable	(15,229)	(12,183)
Accrued expenses	(144)	(2,417)
Deferred revenue	761	6,113
Interest payable	1,104	21,766
Other liabilities	(230)	(584)
Billings in excess of costs and estimated earnings on uncompleted contracts	(3,940)	R156

Total adjustments	266,803	154,545

Net cash provided by operating activities	17,807	28,753

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from termination of interest rate swap agreement	5,369	—
Capital expenditures	(86,361)	(307,557)
Acquisitions and related earn-outs	(29,724)	(239,143)
Receipt (payment) of restricted cash	8,000	(8,000)

Net cash used in investing activities	(102,716)	(554,700)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from employee stock purchase/option plans	329	3,250
Proceeds from senior notes payable, net of financing fees	—	484,223
Borrowings under senior credit facility, net of financing fees	143,809	134,430
Bank overdraft borrowings (repayments)	(11,547)	8,602
Repayment of senior credit facility and notes payable	(445)	(105,634)

Net cash provided by financing activities	132,146	524,871

Net increase (decrease) in cash and cash equivalents	47,237	(1,076)
CASH AND CASH EQUIVALENTS:
Beginning of year	13,904	14,980

End of year	$61,141	$13,904

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest, net of amounts capitalized	$58,261	$25,943

Taxes	$1,502	$2,215

NON-CASH ACTIVITIES:
Assets acquired in connection with acquisitions	$3,396	$54,835

Liabilities assumed in connection with acquisitions	$(2,000)	$(3,685)

Common stock issued in connection with acquisitions	$(1,396)	$(29,800)

SBA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (Restated)

(in thousands, except par values)

	June 30, 2003	December 31, 2002
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$22,040	$61,141
Restricted cash	23,010	—
Accounts receivable, net of allowances of $4,711 and $5,572 in 2003 and 2002, respectively	26,304	36,292
Costs and estimated earnings in excess of billings on uncompleted contracts	7,189	10,425
Prepaid and other current assets	4,967	5,129
Assets held for sale	42,708	203,325

Total current assets	126,218	316,312

Property and equipment, net	896,619	940,053
Deferred financing fees, net	24,664	24,517
Other assets	32,447	18,779
Intangible assets, net	3,019	3,704

Total assets	$1,082,967	$1,303,365

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,524	$16,810
Accrued expenses	22,031	13,943
Deferred revenue	11,619	11,142
Interest payable	31,476	22,919
Long-term debt, current portion	6,558	60,083
Billings in excess of costs and estimated earnings on uncompleted contracts	1,881	2,362
Other current liabilities	2,222	3,595
Liabilities held for sale	683	2,685

Total current liabilities	87,994	133,539

Long-term liabilities:
Long-term debt	888,130	964,199
Deferred revenue	669	703
Other long-term liabilities	3,513	1,434

Total long-term liabilities	892,312	966,336

Commitments and contingencies
Shareholders’ equity:
Common stock-Class A par value $.01 (200,000 shares authorized, 45,684 and 45,674 shares issued and outstanding in 2003 and 2002, respectively)	457	457
Common stock-Class B par value $.01 (8,100 shares authorized, 5,456 shares issued and outstanding in 2003 and 2002)	55	55
Additional paid-in capital	667,949	667,441
Accumulated deficit	(565,800)	(464,463)

Total shareholders’ equity	102,661	203,490

Total liabilities and shareholders’ equity	$1,082,967	$1,303,365

SBA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)

(unaudited)

(in thousands, except per share amounts)

	For the three months ended June 30,		For the six months ended June 30,
	2003	2002	2003	2002
Revenues:
Site leasing	$31,710	$28,232	$62,713	$55,066
Site development	18,665	35,373	39,339	66,776

Total revenues	50,375	63,605	102,052	121,842

Cost of revenues (exclusive of depreciation, accretion and amortization shown below):
Cost of site leasing	10,577	9,496	21,292	18,734
Cost of site development	16,927	28,562	35,621	53,241

Total cost of revenues	27,504	38,058	56,913	71,975

Gross profit	22,871	25,547	45,139	49,867

Operating expenses:
Selling, general and administrative	7,242	8,713	15,452	17,742
Restructuring and other charges	396	7,667	1,372	45,405
Asset impairment charges	10,265	9,165	10,717	25,545
Depreciation, accretion and amortization	20,720	20,021	42,406	41,980

Total operating expenses	38,623	45,566	69,947	130,672

Operating loss from continuing operations	(15,752)	(20,019)	(24,808)	(80,805)

Other income (expense):
Interest income	124	83	253	96
Interest expense	(22,513)	(13,432)	(39,643)	(26,649)
Non-cash interest expense	(723)	(7,184)	(5,800)	(14,097)
Amortization of debt issuance costs	(1,272)	(1,101)	(2,427)	(2,190)
Write-off of deferred financing fees and loss on extinguishment of debt	(4,842)	—	(4,842)	—
Other	(35)	(118)	9	(40)

Total other expense	(29,261)	(21,752)	(52,450)	(42,880)

Loss from continuing operations before provision for income taxes and cumulative effect of changes in accounting principles	(45,013)	(41,771)	(77,258)	(123,685)
Provision for income taxes	(435)	(480)	(935)	(1,033)

Loss from continuing operations before cumulative effect of changes in accounting principles	(45,448)	(42,251)	(78,193)	(124,718)
Loss from discontinued operations, net of income taxes	(22,134)	(834)	(22,599)	(1,596)

Loss before cumulative effect of changes in accounting principles	(67,582)	(43,085)	(100,792)	(126,314)
Cumulative effect of changes in accounting principles	—	—	(545)	(60,674)

Net loss	$(67,582)	$(43,085)	$(101,337)	$(186,988)

Basic and diluted loss per common share amounts:
Loss from continuing operations before cumulative effect of changes in accounting principles	$(0.89)	$(0.84)	$(1.53)	$(2.49)
Loss from discontinued operations	(0.43)	(0.01)	(0.44)	(0.03)
Cumulative effect of changes in accounting principles	—	—	(0.01)	(1.21)

Net loss per common share	$(1.32)	$(0.85)	$(1.98)	$(3.73)

Weighted average number of common shares	51,133	50,392	51,132	50,074

SBA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (Restated)

(unaudited) (in thousands)

	For the six months ended June 30,
	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(101,337)	$(186,988)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation, accretion and amortization	42,406	41,980
Non-cash restructuring and other charges	649	42,551
Asset impairment charges	10,717	25,545
Non-cash items reported in discontinued operations (primarily depreciation, asset impairment charges and loss on sale of towers)	25,637	8,267
Non-cash compensation expense	486	1,112
Provision for doubtful accounts	1,325	1,645
Amortization of original issue discount and debt issuance costs	7,504	16,287
Interest converted to term loan	709	—
Write-off of deferred financing fees and extinguishment of debt	4,842	—
Amortization of deferred gain from derivative	(331)	—
Cumulative effect of changes in accounting principles	545	60,674
Changes in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable	8,664	7,525
Costs and estimated earnings in excess of billings on uncompleted contracts	3,236	406
Prepaid and other current assets	(276)	(3,383)
Other assets	(3,730)	(2,765)
Accounts payable	(5,287)	(18,584)
Accrued expenses	(1,193)	(243)
Deferred revenue	433	666
Interest payable	8,557	706
Other liabilities	2,491	(85)
Billings in excess of costs and estimated earnings on uncompleted contracts	(481)	(1,947)

Total adjustments	106,903	180,357

Net cash provided by (used in) operating activities	5,566	(6,631)

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(9,090)	(53,354)
Acquisitions and related earn-outs	(2,530)	(17,627)
Proceeds from sale of towers	142,510	—
Receipt (payment) of restricted cash	(33,168)	7,500

Net cash provided by (used in) investing activities	97,722	(63,481)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from employee stock purchase/option plans	22	212
Borrowings under senior credit facility	225,000	98,000
Repayment of senior credit facility and notes payable	(335,049)	(370)
Payment of financing fees	(7,587)	(65)
Bank overdraft repayments	—	(10,255)
Repurchase of 12% senior discount notes	(24,775)	—

Net cash provided by (used in) financing activities	(142,389)	87,522

Net increase (decrease) in cash and cash equivalents	(39,101)	17,410

CASH AND CASH EQUIVALENTS:
Beginning of period	61,141	13,904

End of period	$22,040	$31,314

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$32,267	$27,459

Taxes	$1,164	$705

NON-CASH ACTIVITIES:
Assets acquired in connection with acquisitions	$—	$10,396

Liabilities assumed in connection with acquisitions	$—	$(9,000)

Common stock issued in connection with acquisitions	$—	$(1,396)